Leader High Quality Floating Rate Fund

Institutional Shares:	LCTIX
Investor Shares:	LCTRX

Supplement dated March 17, 2023

to the Prospectus and Statement of Additional Information (“SAI”) dated September 30, 2022,

each as may be amended from time to time

The Board of Trustees of Leader Funds Trust approved various changes to the Leader High Quality Floating Rate Fund (the “Fund”). These changes include changing the Fund’s name and adding Class A shares. Because the Fund’s name change impacts its 80% investment policy, the Fund is providing shareholders with at least 60 days’ notice of the name change and revised 80% investment policy.

Name Change

Effective May 16, 2023, the Leader High Quality Floating Rate Fund is renamed the “Leader Capital High Quality Income Fund.”

Revised 80% Investment Policy

As stated in the Fund’s prospectus, the Fund may change its 80% investment policy without shareholder approval upon 60 days’ written notice. This supplement notifies shareholders that, effective May 16, 2023, the Fund’s Principal Investment Strategies on page 2 of the summary prospectus, including its 80% investment policy, are revised as follows.

Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its net assets, plus any amount of borrowings for investment purposes, in high-quality debt securities. For the purposes of the Fund’s 80% investment policy, the Fund defines high-quality as being rated at the time of purchase as no lower than the A category by Standard & Poor’s Ratings Group, Moody’s Investors Service, or Fitch Ratings, Inc. The debt securities in which the Fund invests include the following U.S. dollar-denominated domestic and foreign securities:

•	bonds and corporate debt;
•	agency and non-agency commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”);
•	collateralized loan obligations (“CLOs”) that are backed by domestic and foreign debt obligations;
•	collateralized debt obligations (“CDOs”) that are backed by domestic and foreign debt obligations; and
•	U.S government securities.

The Fund normally invests in debt securities with an interest rate that resets quarterly based London Inter-Bank Offered Rate (“LIBOR”) or indexes designed to replace LIBOR such as the Secured Overnight Financing Rate (“SOFR”), Effective Federal Funds Rate (“EFFR”), or Overnight Bank Fund Rate (“OBFR”). The Fund allocates assets across debt security types without restriction, subject to its 80% investment policy.

While the Fund invests without restriction as to the maturity of any single debt security, the Fund’s portfolio average effective duration (a measure of a security’s sensitivity to changes in prevailing interest rates) will be up to 15. The Fund’s average effective duration will change depending on market conditions. The Fund uses effective duration to measure interest rate risk.

CMBS, RMBS, CLOs, and CDOs are single-purpose investment vehicles that hold baskets of loans and issue securities that are paid from the cash flows of the underlying loans. Normally, CMBS, RMBS, CLOs, and CDOs have multiple tranches with investors in the bottom tranches having last priority to receive payment. By investing in A-rated or better debt tranches, the Fund will not be less than third in priority for payment. Loans and loan participations may be unsecured, which means that they are not collateralized by any specific assets of the borrower. The Fund allocates assets across security types without restriction, subject to its 80% investment policy.

The Advisor utilizes a fundamental top-down analysis, meaning the Advisor analyzes the economy, interest rate cycles, the supply and demand for credit and the characteristics of individual securities in making investment selections for the Fund. The Advisor may sell a security if its value becomes unattractive, such as when its fundamentals deteriorate, its credit rating is downgraded (including, as described above, sales required when a security is downgraded to below an A-rating) or when other investment opportunities exist that may have more attractive yields. In making purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, the Advisor will focus investment in the longer-term area, otherwise, the Fund will focus investment in the shorter-term area of the eligible maturity range.

As a result of its trading strategy, the Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover and commissions than many investment companies.

Except for the change in the 80% investment policy and average portfolio duration from a range of less than 1 to up to 15, the disclosure of the investment strategy as described above will not change how the Adviser manages the Fund’s portfolio.

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You should read this Supplement in conjunction with the Prospectus and SAI, each as amended, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund at (800) 711-9164.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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